  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2019

PETRO RIVER OIL CORP.
(Exact name of Registrant as specified in its Charter)

Delaware	000-49760	9800611188
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 5th Avenue, Suite 1702 New York, New York 10003
(Address of principal executive offices)

(469) 828-3900
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 25, 2019, Petro River Oil Corp. (the “Company”) executed a Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1, pursuant to which the Company purchased 145.454 membership units in Horizon Energy Acquisition, LLC (“Horizon”), a recently formed company focused on oil and gas exploration activities, for $400,000 (the “Acquisition of Interest”). In connection with Acquisition of Interest, the Company also executed the Limited Liability Company Agreement for Horizon (the “LLC Agreement”), a copy of which is attached hereto as Exhibit 10.2, which provides the Company with the right to appoint one Manager to Horizon’s three-member Board of Managers. The Company appointed Mr. Cohen, the Company’s Executive Chairman, to the Board of Managers. Mr. Cohen purchased 36.363 membership units in Horizon in a separate transaction.

The foregoing descriptions of the Subscription Agreement and LLC Agreement do not purport to be complete, and are qualified in their entirety by reference to the Subscription Agreement and LLC Agreement attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, each of which is incorporated by reference herein.

Item 8.01 Other Events

As a result of the Acquisition of Interest, the Company acquired an additional 5.63% working interest in an international, offshore exploration project in the North Sea. The Company already indirectly held a 5.63% interest in the North Sea exploration project through its investment in Horizon Energy Partners, LLC.

On February 27, 2019, the Company issued a press release announcing the Acquisition of Interest and its increased interest in the North Sea exploration project. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETRO RIVER OIL CORP.

Date: February 27, 2019	By:	/s/ Scot Cohen
Scot Cohen
Executive Chairman

EXHIBIT INDEX

Exhibit No.	Description

10.1	Subscription Agreement, dated February 25, 2019
10.2	Horizon Energy Acquisition, LLC Limited Liability Company Agreement
99.1	Press Release, dated February 27, 2019